UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

HIMS & HERS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2269 Chestnut Street, #523 San Francisco , California	94123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 851-0195

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2021, Spencer Lee informed Hims & Hers Health, Inc. (the “Company”) of his intention to resign as Chief Financial Officer (“CFO”) and Treasurer. Mr. Lee has indicated to the Company that his resignation is not the result of any dispute or disagreement with the Company’s accounting principles or practices or financial statements and disclosures.

In order to assist with a seamless transition, Mr. Lee will lead a six month transition plan and continue to support the Company until a new CFO is appointed. Mr. Lee has served as CFO of the Company since March 2019, helping it achieve several significant Company milestones, including the transition to a publicly traded company, two completed acquisitions and strong quarterly earnings for the last three quarters. The Company has initiated a search for its next CFO led by Co-Founder and Chief Executive Officer Andrew Dudum and board member and Audit Chair David Wells, former CFO of Netflix.

Item 7.01.	Regulation FD Disclosure.

The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 7, 2021, the Company issued a press release announcing that Mr. Lee will step down as CFO and reaffirming its third quarter and full year 2021 guidance. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 7, 2021

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

DATE: September 7, 2021	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer